UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2005

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Walnut Street, 9th Floor
Philadelphia, Pennsylvania 19106
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (215) 238-1046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 5, 2005, Hersha Hospitality Trust (the “Company”), the General Partner of Hersha Hospitality Limited Partnership (the “Operating Partnership”), entered into the Third Amendment to the Agreement of Limited Partnership (as so amended, the “Partnership Agreement”) of the Operating Partnership. The Third Amendment was entered into in connection with the issuance by the Operating Partnership to the Company on August 5, 2005, of 2,400,000 Series A Preferred Partnership Units in the Operating Partnership (the “Series A Preferred Units”) valued at approximately $58 million.  The Series A Preferred Partnership Units will earn an annual cumulative preferred return of 8.0%, or $2.00 per unit, following the date of issuance.  The Operating Partnership will have the right to redeem these Series A Preferred Partnership Units on the tenth anniversary of the date of issuance. The Third Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2005, the Company filed with the State Department of Assessments and Taxation of the State of Maryland an articles supplementary to its Amended and Restated Declaration of Trust, as amended (the “Articles Supplementary”). The Articles Supplementary reclassified and redesignated unissued Series A Preferred Shares, par value $0.01 per share, as "8.00% Series A Cumulative Redeemable Preferred Shares". The 2,400,000 8.00% Series A Cumulative Redeemable Preferred Shares have the preferences and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in the Articles Supplementary. The Articles Supplementary are attached hereto as Exhibit 3.1 and are incorporated by reference herein.

Item 8.01	Other Events.

The tax opinion filed as Exhibit 8.1 to this Current Report on Form 8-K replaces the tax opinion filed as Exhibit 8.1 to the Registration Statement on Form S-3 (Registration Number: 333-113061) filed with the Securities and Exchange Commission on February 24, 2004, and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 3.1
Articles Supplementary to the Amended and Restated Declaration of Trust of the Registrant Designating the Terms of the 8.00% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (previously filed with the SEC as an exhibit to Form 8-A, filed on August 4, 2005, and incorporated herein by reference).

Exhibit 8.1	Tax opinion of Hunton & Williams LLP.*

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Exhibit 10.1
Third Amendment to Agreement of Limited Partnership of Hersha Hospitality Limited Partnership, by and between Hersha Hospitality Trust and Hersha Hospitality Limited Partnership, dated August 5, 2005.*

_________________

* Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: August 8, 2005	By:	/s/ Ashish R. Parikh
Ashish R. Parikh
Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

Exhibit 3.1
Articles Supplementary to the Amended and Restated Declaration of Trust of the Registrant Designating the Terms of the 8.00% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (previously filed with the SEC as an exhibit to Form 8-A, filed on August 4, 2005, and incorporated herein by reference).

Exhibit 8.1	Tax opinion of Hunton & Williams LLP.*

Exhibit 10.1
Third Amendment to Agreement of Limited Partnership of Hersha Hospitality Limited Partnership, by and between Hersha Hospitality Trust and Hersha Hospitality Limited Partnership, dated August 5, 2005.*

_________________

* Filed herewith.